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                                                                EXHIBIT 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


CardioTech International, Inc.
Woburn, Massachusetts

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 of our audit report dated May 18, 2001, relating to the financial statements of CardioTech International, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001.


/s/ BDO Seidman, LLP

BDO Seidman, LLP

Boston Massachusetts
January 27, 2003